UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 31, 2004
                                                        -----------------

                        Nelnet Student Loan Funding, LLC
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                   Sponsor of
                        Nelnet Student Loan Trust 2002-1
                        Nelnet Student Loan Trust 2002-2
                        Nelnet Student Loan Trust 2003-1
                        Nelnet Student Loan Trust 2003-2
                        Nelnet Student Loan Trust 2004-3
                        Nelnet Student Loan Trust 2004-4


           Delaware                       333-108649             75-2997993
------------------------------            ----------             ----------
(State of other jurisdiction             (Commission           (IRS Employer
of incorporation)                        File Number)        Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska                 68508
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (ZipCode)

Registrant's telephone number, including area code      (402) 458-2370
                                                   -----------------------------


         (Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14(d)-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) un the Exchange Act (17 CFR240.13e-4(c))

ITEM 8.01.     OTHER EVENTS.

        This Current Report on Form 8-K is being filed to update the description of the pool of student loans held in the trust estate securing the repayment of Nelnet Student Loan Trust 2004-3's Class A-1 through Class A-5 and Class B student loan asset-backed notes.

        Nelnet Student Loan Trust 2004-3 agreed to file a Current Report on Form 8-K at the end of the prefunding period described in the Prospectus Supplement, dated July 20, 2004 and the Prospectus, dated July 7, 2004, (collectively, the "Prospectus") to update the collateral information contained in the Prospectus. The prefunding period ended on December 31, 2004. The percentages set forth in the tables attached hereto may not always total 100% and the balances may not always total to $1,244,292,620 due to rounding.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1    Composition of the Student Loan Portfolio as of December 31, 2004.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           NELNET STUDENT LOAN
                                           FUNDING, LLC

                                           By: NELNET STUDENT LOAN
                                               FUNDING MANAGEMENT
                                               CORPORATION, as Manager


                                           By: /s/ Terry J. Heimes
                                              -----------------------------
                                              Terry J. Heimes
                                              Vice President

Dated:  January 6, 2005

                                        EXHIBIT INDEX



               Exhibit


99.1    Composition of Loan Portfolio